UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 22, 2010

COGO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-02642	52-0466460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 10001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, PRC
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 011-86-755-267-43210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 22, 2010, Comtech International (Hong Kong) Limited (“Comtech Hong Kong”), a subsidiary of Cogo Group, Inc., entered into a Credit Extension Agreement (the “Agreement”) with GuangDong Development Bank (the “Lender”).  The Agreement establishes a revolving secured trade finance term loan under which Comtech Hong Kong may borrow up to HKD150 million or its equivalent amount in U.S. dollars for the purpose of purchasing goods.

The credit extension is valid for one (1) year commencing the effective date of the extension of credit, and loans under the Agreement bear annual interest at the 3-month LIBOR or HIBOR rate plus a 1.5% interest rate, depending on the drawdown currency.  A loan under the Agreement may be repaid prior to the maturity date, in whole or in part, with a 5-business day advance notice to the Lender. No service fees shall be charged to Comtech Hong Kong for such early repayment.

A service fee of the amount of HKD300,000.00, or 0.2% of the amount of the credit line, shall be fully paid upon the date of issuance of the credit line.

Obligations of Comtech Hong Kong under the Agreement are secured by certificates of deposit pledged by Comtech Software Technology (Shenzhen) Company Limited (“Pledgor”) in favor of the Lender, pursuant to the maximum pledge contract entered into by and between the Lender and the Pledgor, dated January 22, 2010.

The foregoing description of the Agreement and the maximum pledge contract do not purport to be complete and are qualified in their entirety by reference to the summaries of provisions of those documents. Summaries of terms of the Agreement and the maximum pledge contract are attached hereto as Exhibits 10.1 and 10.2 respectively and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Credit Extension Agreement by and between GuangDong Development Bank and Comtech International (Hong Kong) Limited, dated January 22, 2010.

10.2	Maximum Pledge Contract by and between Shenzhen Futian Branch of GuangDong Development Bank and Comtech Software Technology (Shenzhen) Company Limited, dated January 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2010	COGO GROUP, INC.

	By:	/s/ Frank Zheng
Name: Frank Zheng
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Credit Extension Agreement by and between GuangDong Development Bank and Comtech International (Hong Kong) Limited, dated January 22, 2010.

10.2	Maximum Pledge Contract by and between Shenzhen Futian Branch of GuangDong Development Bank and Comtech Software Technology (Shenzhen) Company Limited, dated January 22, 2010.